Supplement dated October 21, 2014

The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

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At a recent meeting, the Boards of Directors/Trustees of The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (collectively, the Funds) approved submitting to shareholders of record as of October 24, 2014 the following proposals:

1. To elect twelve Directors or Trustees.

2. To approve a policy to permit Prudential Investments LLC (PI) to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

3. To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors/Trustees, but without shareholder approval.

The Boards of Directors/Trustees also approved special joint meetings of shareholders of the Funds scheduled for January 15, 2015 in order for shareholders to consider and vote on each of the above proposals.

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